UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
March 12, 2015
Date of Report (Date of Earliest Event Reported)
CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court
San Jose, California 95134

(Address of principal executive offices and zip code)
(408) 943-2600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed by Cypress Semiconductor Corporation (the "Company") on March 12, 2015, to provide additional information in connection with the merger by the Company with Spansion Inc. which was completed on the same date.
Item 9.01. Financial Statements and Exhibits.
(a)    Financial statement of Business Acquired
The Audited Financial Statements of Spansion Inc. as of December 28, 2014 and December 29, 2013 and for the years ended December 28, 2014, December 29, 2013 and December 30, 2012 are attached to this Form 8-K/A as Exhibit 99.1.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of the Company as of December 28, 2014 and for the year ended December 28, 2014 related to the Company’s acquisition of Spansion Inc. are attached as Exhibit 99.2 to this Form 8-K/A.

(c) Exhibits

Exhibit #	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Audited Financial Statements of Spansion Inc. as of December 28, 2014 and December 29, 2013 and for the years ended December 28, 2014, December 29, 2013 and December 30, 2012
99.2	Unaudited pro forma condensed combined financial statements of the Company as of December 28, 2014 and for the year ended December 28, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: March 24, 2015	By: /s/ Thad Trent

Thad Trent
Executive Vice President, Finance and Administration and
Chief Financial Officer

INDEX TO EXHIBIT

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Audited Financial Statements of Spansion Inc. as of December 28, 2014 and December 29, 2013 and for the years ended December 28, 2014, December 29, 2013 and December 30, 2012
99.2	Unaudited pro forma condensed combined financial statements of the Company as of December 28, 2014 and for the year ended December 28, 2014

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